Exhibit 99.2

7961 SHAFFER PARKWAY SUITE 5 LITTLETON, COLORADO 80127 TELEPHONE (720) 981-1185 FAX (720) 981-1186

Trading Symbol: VGZ

Toronto and American Stock Exchanges

NEWS

Vista Gold Corp. Announces Closing of US$30 Million Brokered Private Placement

Denver, Colorado, March 7, 2008 – Vista Gold Corp. (“Vista” or the “Corporation”) (TSX & AMEX:  VGZ) announced today the closing of a brokered private placement of senior secured convertible notes (the “Notes”) of the Corporation.  Gross proceeds to the Corporation were US$30 million.  For a description of the Notes, we refer you to our press release dated February 12, 2008.

As compensation to the agent (the “Agent”) in respect of the offering of the Notes, the Corporation has paid to the Agent a cash fee of US$1.2 million, being 4% of the gross proceeds of the offering, and has issued to the Agent 200,000 common share purchase warrants, being 4% of number of common shares issuable upon the conversion of the Notes sold in the offering, assuming a conversion price of US$6.00. Each such Agent’s warrant will be exercisable for one common share for US$6.00 per share until three years following the date of issuance.

The Corporation will use the net proceeds of the offering of the Notes to finance the previously announced purchase of gold processing equipment to be used at the Paredones Amarillos gold project and to fund ongoing operations at the Paredones Amarillos gold project.

The above-described securities have not been registered under the Securities Act of 1933 or any state securities laws, and may not be offered or sold in the United States absent registration or applicable exemption from registration requirements.

This press release contains forward-looking statements within the meaning of the U.S. Securities Act of 1933 and U.S. Securities Exchange Act of 1934 and forward-looking information within the meaning of Canadian securities laws.  All statements, other than statements of historical facts, included in this press release that address activities, events or developments that Vista expects or anticipates will or may occur in the future, including such things as Vista’s plans for financing the Paredones Amarillos Project including the nature and timing of financing; plans for construction and development activities at the Paredones Amarillos Project; and other such matters are forward-looking statements and forward-looking information.  When used in this press release, the words “will”, “estimate”, “plan”, “anticipate”, “expect”, “intend”, “believe” and similar expressions are intended to identify forward-looking statements and forward-looking information.  These statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Vista to be materially different from any future results, performance or achievements expressed or implied by such statements.  Such factors include, among others, risks relating to delays in commencement and completion of construction at the Paredones Amarillos Project; risks of shortages of equipment or supplies; risks that Vista’s acquisition, exploration and property advancement efforts will not be successful; risks relating to fluctuations in the price of gold; the inherently hazardous nature of mining-related activities; uncertainties concerning reserve and resource estimates; potential effects on Vista’s operations of environmental regulations in the countries in which it operates; risks due to legal proceedings; risks relating to political and economic instability in certain countries in which it operates; and uncertainty of being able to raise capital on favorable terms or at all; as well as those factors discussed in Vista’s latest Annual Report on Form 10-K and Quarterly Report on Form 10-Q and other documents filed with the U.S. Securities and Exchange Commission and Canadian securities commissions.  Although Vista has attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements and forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended.  There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Except as required by law, Vista assumes no obligation to publicly update any forward-looking statements or forward-looking information, whether as a result of new information, future events or otherwise.

For further information, please contact Connie Martinez at (720) 981-1185, or visit the Vista Gold Corp. website at www.vistagold.com